UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 3, 2023, Faraday Future Intelligent Electric Inc., a Delaware corporation (the “Company”), entered into that certain Amendment No. 6 to Securities Purchase Agreement (“Amendment No. 6”) with its subsidiaries party thereto, Senyun International Ltd. (“Senyun”), FF Top Holding LLC, a Delaware limited liability company (“FF Top”), FF Simplicity Ventures LLC, a Delaware limited liability company (“FF Simplicity”), as administrative agent and collateral agent, and certain other purchasers (collectively with Senyun and FF Simplicity, “Purchasers”), which amends that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Limited Consent, dated as of November 8, 2022, that certain Letter Agreement, dated as of December 28, 2022, and that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023 (the “Existing SPA,” and as further amended by Amendment No. 6, the “SPA”)). FF Top provided its consent to the transactions contemplated by the SPA. Please refer to the Current Reports on Form 8-K that were filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2022, September 26, 2022, October 25, 2022, November 8, 2022, December 29, 2022 and January 31, 2023 for a description of the key terms of the Existing SPA, which is incorporated herein by reference.

Tranche C Notes

Pursuant to Amendment No. 6, the Company agreed to issue and sell, and the Purchasers agreed to purchase, up to $135 million (including $10 million previously funded by Senyun as an advanced payment) in aggregate principal amount of the Company’s senior secured convertible notes (the “Tranche C Notes”) in accordance with the schedule set forth in the SPA as follows subject to certain conditions as described below: (i) for SY, (A) no later than three business days after the effective date of the Amendment No. 6 (the “Effective Date”), the purchase and issuance of $25 million in principal amount of Tranche C Notes (which principal amount shall be reduced on a dollar-for-dollar basis by the $10 million previously funded by Senyun as an advanced payment) shall take place; (B) no later than ten business days after the Effective Date, the purchase and issuance of $25 million in principal amount of Tranche C Notes shall take place; and (C) no later than five business days after receipt of Shareholder Approval (as defined in the SPA) (and the filing of an amendment to the certificate of incorporation of the Company to reflect the Authorized Share Increase (as defined in the SPA) and effectiveness of the Registration Statement (as defined in the SPA)), the purchase and issuance of $25 million in principal amount of Tranche C Notes shall take place; and (ii) for each other Purchaser, (A) no later than three business days after the Effective Date, the purchase and issuance of an aggregate principal amount of the Tranche C Notes equal to 50% of such Purchaser’s commitment in respect of Tranche C Notes as indicated on the commitment schedule in the SPA shall take place; and (B) no later than five business days after the Shareholder Approval and effectiveness of the Registration Statement (and the filing of an amendment to the certificate of incorporation of the Company to reflect the Authorized Share Increase), subject to the purchase and issuance of the remaining aggregate principal amount of the Tranche C Notes equal to 50% of such Purchaser’s commitment in respect of Tranche C Notes as indicated on the commitment schedule in the SPA shall take place. Once consummated on the contemplated timeline, the Company is expected to have raised all the necessary funds for the start of production (“SOP”) of the Ultimate Intelligent TechLuxury FF 91 Futurist.

The funding of the Tranche C Notes are subject to the following conditions precedent: (i) with respect to each Tranche C funding following the initial funding made within three business days of the Effective Date, delivery by the Company of a notice identifying the business day of the purchase and issuance of such Tranche C Notes, which date is to be no earlier than two business days and no later than ten business days after the date of such notice; (ii) delivery by the Company of a warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 33% of such Purchaser’s conversion shares on the applicable Tranche C closing date, with an exercise price equal to $1.05 per share, subject to full ratchet anti-dilution price protection and other adjustments as set forth therein and a seven year termination date (the “Tranche C Warrants”); (iii) delivery by the Company to the Purchaser of the applicable Tranche C Note; (iv) subject to the Note Waivers (as defined in the SPA), there being no default or event of default; (v) payment by the Company of all legal fees and other transaction expenses incurred by Purchasers up to $150,000 (or $300,000 in the case of Senyun and FF Simplicity) in the aggregate, which fees and expenses can be paid by, at the Company’s option, net funding of the applicable Tranche C Notes; and (vi) that the representations and warranties contained in the related financing agreement are true and correct in all material respects as of the applicable Tranche C closing dates, as set forth therein.

The Tranche C Notes have a $1.05 base conversion price subject to full ratchet anti-dilution price protection and other adjustments as set forth therein, five year interest make-whole (calculated using the greater of (x) $0.21 per share of Common Stock and (y) 90% of the lowest VWAP for the 5 consecutive trading days ending on the trading day that is immediately prior to the date on which interest is paid in shares of Common Stock), 10% per annum interest rate (or 15% if paid in Common Stock subject to certain conditions) and otherwise on similar terms as the Replacement Notes (as defined below). The Tranche C Notes and the Tranche D Notes (as defined below) and Warrants (as defined in the SPA) are subject to a pro rata cap on conversion or exercise (as applicable) equal to 19.99% of the Company’s Class A and B common stock as of the date of Amendment No. 6 until receipt of the Nasdaq 20% Approval (as defined in the SPA). Each Purchaser of Tranche A Notes’ (as defined in the SPA) option to purchase Tranche B Notes (as defined in the SPA) in the SPA has been extended from 12 months to 24 months from the Effective Date. All of the Notes and Warrants (and the Exchange Notes described below) are subject to restrictions on conversion or exercise (other than an Initial Reserve of 63,051,933 shares of Common Stock for FF Simplicity and 18,857,143 shares of Common Stock for SY) until the Authorized Share Increase Approval scheduled for a vote at the Company’s special meeting of stockholders on February 28, 2023, and the right for Purchasers to receive additional Warrant Shares (as defined in the SPA) upon a down round financing has also been removed from all Warrants. The Company is required to use reasonable best efforts to file a Registration Statement with respect to the resale of the shares of Common Stock underlying the Notes and Warrants on or prior to February 10, 2023, and to seek effectiveness of such Registration Statement within 90 days; provided that the Company is required to use reasonable best efforts to seek effectiveness of the Existing Registration Statement (as defined in the SPA) with respect to the resale of approximately 85.5 million shares underlying SY’s Notes and Warrants on or prior to February 10, 2023. The Company is also required to use reasonable best efforts to obtain Shareholder Approval for the Authorized Share Increase (as defined in the SPA) withing 45 days (or 60 days if necessary to obtain the Authorized Share Increase Approval) and Nasdaq 20% Approval within 60 days.

Option to Purchase Tranche D Notes

Each Purchaser has the option to purchase additional convertible senior secured notes and warrants on the same terms as the Tranche C Notes from time to time for 12 months from the Effective Date as set forth in the SPA. If such option is exercised, the Company shall issue to such Purchaser additional convertible senior secured notes and warrants on the same terms as the Tranche C Notes in an amount not to exceed 50% of the initial principal amount of the Tranche C Notes issued to such Purchaser pursuant to the terms of the SPA and purchased for cash (the “Tranche D Notes”).

Revised Option to Purchase Tranche B Notes

Pursuant to Amendment No. 6, FF Simplicity and Senyun agreed that, with respect to their allotments of Tranche B Notes which may be issued pursuant to the SPA, no more than the following percentages of their allotment may be purchased on or before the following dates without the prior written consent of the Company: (i) 100% on or before February 10, 2023; (ii) 90% on or before February 28, 2023; (iii) 80% on or before March 24, 2023; (iv) 70% on or before April 21, 2023; and (v) 60% after April 21, 2023 through and including the twenty-fourth month from the Effective Date.

Replacement Notes

Pursuant to Amendment No. 6, (a) certain Tranche A Notes issued by the Company in favor of FF Simplicity with an aggregate outstanding principal amount of $21.6 million and (b) certain Tranche A Notes issued by the Company in favor of Senyun with an aggregate principal amount of $9.4 million were replaced by the same principal amount of new notes (each, a “Replacement Note”) in an equivalent aggregate principal amount in the form of the Replacement Note set forth on Exhibit B to Amendment No. 6. The Replacement Notes and Tranche B Notes have a $0.8925 base conversion price subject to full ratchet anti-dilution price protection and other adjustments as set forth therein, six-year interest make-whole, and otherwise on similar terms as the previously issued Tranche A Notes.

Warrant Exchange

Pursuant to Amendment No. 6 and the Exchange Agreements entered into concurrently therewith between the Company, on the one hand, the holders of the then existing warrants issued to affiliates of FF Simplicity under the SPA (the “Existing FSV Warrants”) and prior note purchase agreements (the “Existing NPA Warrants”) and the then existing warrants issued to Senyun under the SPA (the “Existing Senyun Warrants”, on the other hand (collectively, the “Exchange Agreements”), (i) the provision under the Existing FSV Warrants, the Existing NPA Warrants and the Existing Senyun Warrants that allowed investors to receive the right to purchase additional shares in connection with down round financings was removed, (ii) the Existing FSV Warrants and the Existing NPA Warrants, exercisable for an aggregate of 198,129,990 shares of the Company’s Class A common stock, were exchanged for a combination of new warrants, each in the form attached as Exhibit B to the applicable Exchange Agreement, exercisable at $0.2275 per share subject to full ratchet anti-dilution price protection and other adjustments for an aggregate of 42,489,346 shares of the Company’s Class A common stock with a seven year termination date and new senior secured convertible notes, each convertible at a conversion rate calculated at the lesser of (a) 90% of the VWAP for the trading day that is immediately prior to the date on which interest is paid in shares of Common Stock or (b) the greater of (x) $0.21 per share of Common Stock and (y) 90% of the average VWAP for the 5 consecutive trading days ending on the trading day that is immediately prior to the date on which interest is paid in shares of Common Stock (the “Exchange Note Interest Conversion Rate”), and subject to full ratchet anti-dilution price protection and other adjustments, 11% interest per annum payable in cash or (subject to certain conditions) Common Stock, and otherwise in the form attached as Exhibit A to the applicable Exchange Agreement, with aggregate principal amount of $25 million and (ii) the Existing Senyun Warrants, exercisable for an aggregate amount of 276,270,842 shares of the Company’s Class A common stock, were exchanged for a combination of new warrants, each exercisable at $0.2275 per share subject to full ratchet anti-dilution price protection and other adjustments, a seven year termination date and otherwise in the form attached as Exhibit B to the applicable Exchange Agreement, exercisable for an aggregate of 48,000,000 shares of the Company’s Class A common stock and new senior secured convertible notes, convertible at the Exchange Note Interest Conversion Rate set forth therein and subject to full ratchet anti-dilution price protection and other adjustments, 11% interest per annum payable in cash or (subject to certain conditions) Common Stock, and otherwise in the form attached as Exhibit B to the applicable Exchange Agreement, with aggregate principal amount of $16 million. The new warrants issued in exchange for the Existing FSV Warrants, the Existing NPA Warrants and the Existing Senyun Warrants are hereinafter referred to as the “Replacement Warrants,” and the new senior secured convertible notes issued in exchange for the Existing FSV Warrants, the Existing NPA Warrants and the Existing Senyun Warrants are hereinafter referred to as the “Exchange Notes.” The Exchange Notes will constitute “Notes” for purposes of the SPA, except: (i) the holders thereof do not have the option to purchase Tranche B Notes within 24 months from the Effective Date; (ii) they are not subject to any prepayment premium or penalty applicable to other Notes; (iii) they are not subject to an original issue discount of 10%; and (iv) they are not entitled to the most favorable terms granted to other Notes purchased simultaneously or after the purchase of the Exchange Notes. Exchange Notes prepayable and redeemable at par at any time by the Company upon 15 days’ prior written notice.

The foregoing description of Amendment No. 6, the Tranche C Notes, the Tranche C Warrants, the Replacement Notes, the Exchange Notes, the Replacement Warrants and the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 6, the form of Tranche C Note, the form of Tranche C Warrant, the form of Replacement Note, the form of Exchange Note, the form of Replacement Warrant and the Exchange Agreements filed as Exhibits 10.1, 10.2, 4.1, 10.3, 10.4, 4.2, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance of the Additional Notes to Senyun described herein were made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure

A copy of the Company’s press release announcing Amendment No. 6 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Certain representatives of FF Top and its indirect parent entity FF Global Partners, LLC, including, without limitation, Jerry Wang, Weiwei Zhao and Wenyi Yan (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the Company’s special meeting of stockholders to be held on February 28, 2023 (the “Special Meeting”). Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in the Company’s definitive proxy statement on Schedule 14A relating to the Special Meeting, filed with the SEC on February 3, 2023; registration statement on Form S-1, filed with the SEC on December 23, 2022; Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on May 13, 2022; Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 21, 2022; and in the Current Reports on Form 8-K filed with the SEC from time to time. Changes to the director or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include among other things, statements regarding the parties’ commitments under Amendment No. 6, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the ability of the Company to close on the financings described in this Form 8-K, whether the Company’s Amended Shareholder Agreement with FF Top Holding LLC complies with Nasdaq listing requirements, the market performance of the Company’s Common Stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings and receive shareholder approval of the Company’s previously announced equity line of credit with an affiliate of Yorkville Advisors and/or the Tranche C and D Notes and Warrants for purposes of Nasdaq Listing Rule 5635; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on December 23, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information

In connection with the special stockholders meeting described above, the Company has filed with the SEC a definitive proxy statement on Schedule 14A with respect to the proposals therein to increase the number of the Company’s authorized Class A common shares to 1.69 billion and approve the issuance of shares under the Company’s previously announced equity line of credit with an affiliate of Yorkville Advisors for purposes of Nasdaq Listing Rule 5635 (as amended and supplemented, the “Proxy Statement”). The Company commenced mailing of the Proxy Statement to its stockholders on February 3, 2023. This press release is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROXY STATEMENT OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS IN THE PROXY STATEMENT. Investors and stockholders may obtain free copies of the Proxy Statement and other documents containing important information about the Company that are filed or will be filed with the SEC by the Company from the SEC’s website at www.sec.gov. The Company makes available free of charge at www.ff.com (in the “Financials and Filings” section), copies of materials it files with, or furnish to, the SEC.

Participants in Solicitation

The Company, its directors and executive officers and other members of management and employees, and FF Top Representatives, may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Special Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors, executive officers, members of management and employees, FF Top, FF Global and FF Top representatives, is included in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on February 3, 2023; registration statement on Form S-1, filed with the SEC on December 23, 2022; Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on May 13, 2022; Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 21, 2022; and in Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors, executive officers and other members of management and employees are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. Changes to the director or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A. These documents are available free of charge as from the sources specified above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
4.1	Form of Tranche C Warrant
4.2	Form of Replacement Warrant
10.1	Amendment No. 6 to Securities Purchase Agreement, dated February 3, 2023, by and among Faraday Future Intelligent Electric Inc., its subsidiaries party thereto, Senyun International Ltd., FF Top Holding LLC, FF Simplicity Ventures LLC and the other Purchasers party thereto.
10.2	Form of Tranche C Note
10.3	Form of Replacement Note
10.4	Form of Exchange Note
10.5	Exchange Agreement, dated as of February 3, 2023, by and between Faraday Future Intelligent Electric Inc. and Senyun International Ltd.*
10.6	Exchange Agreement, dated as of February 3, 2023, by and among Faraday Future Intelligent Electric Inc. and the affiliates of FF Simplicity Ventures LLC party thereto*
99.1	Press Release dated February 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: February 6, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer